                                                   UNITED STATES

       SECURITIES AND EXCHANGE COMMISSION

                                                             Washington, DC 20549

                                   FORM 8-K

       Current Report Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                      Date of Report (Date of earliest event reported): February 13, 2008

                                                         CSP Incorporated

                                       (Exact name of the registrant as specified in its charter)

Massachusetts

(State or other jurisdiction of incorporation)

                             000-10843                               04-2441294

(Commission File Number) (IRS Employer Identification No.)

                      43 Manning Road, Billerica, Massachusetts              01821-3901

                      (Address of principal executive offices)                   (Zip Code)

                                                                     (978) 663-7598

                                           (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Item 2.02   Results of Operations and Financial Condition.

On February 13, 2008, CSP Inc. (the "Company") issued a press release announcing its financial results for the first quarter fiscal year 2008 which ended December 31, 2007. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Form 8-K, including the exhibits attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section. The information in this Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release Dated February 13, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSP INC.

Date: February 14, 2008 By: /s/Gary W. Levine

Gary W. Levine

Vice President Finance and

Chief Financial Officer

99.1

Contact: Gary Levine

Chief Financial Officer

CSP Inc.

Tel: 978.663.7598 ext. 1200

Fax: 978.663.0150

CSP INC. ANNOUNCES FIRST-QUARTER FISCAL 2008 FINANCIAL RESULTS

BILLERICA, MA, February 13, 2008 - CSP Inc. (NASDAQ: CSPI), a provider of IT solutions, systems integration services and dense cluster computing systems, today reported financial results for the first quarter of fiscal 2008 ended December 31, 2007.

For the first quarter of fiscal 2008, CSP Inc. sales were $17.9 million compared with $21.1 million in the first quarter of fiscal 2007. Net loss for the first quarter of fiscal 2008 was $259 thousand, or $0.07 per share, compared with net income of $978 thousand, or $0.26 per diluted share, in the first quarter of fiscal 2007. Net income in the first quarter of fiscal 2008 includes a tax benefit of $139 thousand compared with a tax provision of $847 thousand in the year-ago quarter.

Management Comments

"During the first fiscal quarter, CSP's Service and Systems Integration business performed very well, while our Systems business was affected by delayed defense appropriations for strategic programs due to shifting military priorities," stated Alexander R. Lupinetti, CSP chairman and chief executive officer. "We expect that the Systems segment will continue to be affected by delayed defense appropriations. In addition, because of the fulfillment of the large contract with Raytheon in fiscal 2007, year-over-year comparisons will be difficult for much of fiscal 2008."

"The excellent growth we have been seeing from Service and Systems Integration continued during the first quarter," continued Lupinetti. "Our U.S.-based Systems and Solutions Division (SSD) is beginning to take on larger projects, including a major storage network project. We expect to see significant demand for SSD's infrastructure solutions throughout the year. Our U.K. operation also performed well, reporting their first profitable quarter in more than a year.

"Going forward, we expect demand to be strong across the board at our Service and Systems Integration businesses," said Lupinetti. "We are pleased with the progress of our new Lifecycle Management, Archiving and Network Migration professional consulting practice in Germany, and we plan to add additional practices that complement our core expertise. Our strategy to grow our professional services business is evolving and we anticipate that this trend will result in margin improvement over the long-term."

Safe Harbor

The Company wishes to take advantage of the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995 with respect to statements that may be deemed to be forward-looking under the Act. Such forward-looking statements may include, but are not limited to, the strong demand environment across the board at MODCOMP, the shift at the Service and Systems Integration businesses toward consulting services and the expectations for margin improvement over the long-term, the addition of new practices at MODCOMP's Germany subsidiary, and future defense appropriations. The Company cautions that numerous factors could cause actual results to differ materially from any forward-looking statements made by the Company. Such risks include general economic conditions, market factors, competitive factors and pricing pressures, and others described in the Company's filings with the SEC. Please refer to the section on forward-looking statements included in the Company's filings with the Securities and Exchange Commission.

About CSP Inc.

Based in Billerica, Massachusetts and founded in 1968, CSP Inc. and its subsidiaries develop and market best-of-breed IT solutions, systems integration services, and high-performance computer systems. CSP's Systems segment includes the MultiComputer Division, which supplies high-performance Linux cluster systems for a broad array of defense applications, including radar, sonar and surveillance signal processing. The Company's MODCOMP, Inc. subsidiary, also part of its Service and Systems Integration segment founded in 1970, is a leading provider of IT solutions and systems integration services. MODCOMP works with third parties to develop customized solutions in the global IT markets and has offices in the U.S., U.K. and Germany. More information about CSP is available on the company's website at www.cspi.com. To learn more about MODCOMP, Inc., consult www.modcomp.com.

CSP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands)

	December 31,	September 30,
	2007	2007
Assets
Current assets:
Cash and short-term investments	$20,030	$21,377
Accounts receivable, net	9,648	10,678
Inventories	5,834	6,072
Other current assets	1,790	1,843
Total current assets	37,302	39,970
Property, equipment and improvements, net	1,083	1,044
Other assets	5,455	5,427
Total assets	$43,840	$46,441

Liabilities and Shareholders' Equity
Current liabilities	10,875	13,860

Pension and retirement plans	6,942	6,859
Deferred income taxes	408	388
Non-current liabilities	260	--

Shareholders' equity	25,355	25,334
Total liabilities and shareholders' equity	$43,840	$46,441

CSP INC. AND SUBSIDIARIES
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Amounts in thousands, except per share data)

                                                               /----Three months ended------/

	Dec. 31	Dec. 31,
	2007	2006
Sales:
Product	$14,230	$17,636
Service	3,709	3,495
Total sales	17,939	21,131

Cost of Sales:
Product	11,763	13,161
Service	2,801	2,287
Total cost of sales	14,564	15,448

Gross profit	3,375	5,683

Operating expenses:
Engineering and development	642	545
Selling, general & administrative	3,262	3,382
Total operating expenses	3,904	3,927

Operating income (loss)	(529)	1,756

Other income, net	131	69

Income (loss) before income taxes	(398)	1,825
Income tax expense (benefit)	(139)	847

Net Income (loss)	($259)	$978

Income per share - basic	($0.07)	$0.26
Weighted average shares outstanding - basic	3,802	3,726

Income (loss) per share - diluted	($0.07)	$0.25
Weighted average shares outstanding - diluted	3,802	3,893